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                                                                 EXHIBIT 10.10.1

Schedule identifying substantially identical agreements, between Visteon Corporation ("Visteon") and each of the persons named below, to the Revised Change in Control Agreement constituting Exhibit 10.10 to the Quarterly Report on Form 10-Q of Visteon for the quarterly period ended June 30, 2004.


                                      Name
                                      ----

                              Peter J. Pestillo
                              Michael F. Johnston
                              James C. Orchard
                              James F. Palmer
                              Anjan Chatterjee
                              Stacy L. Fox
                              Robert H. Marcin